1 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Financial Statements (Unaudited) April 29, 2023 and April 30, 2022

Penney Intermediate Holdings LLC Narrative Report The following discussion, which presents results for the first quarter, should be read in conjunction with the accompanying Consolidated Financial Statements and notes thereto. Unless otherwise indicated, all references in Narrative are as of the date presented and the Company does not undertake any obligation to update these numbers, or to revise or update any statement being made related thereto. First Quarter Update Throughout the first quarter of Fiscal 2023, JCPenney continued to serve America’s hard-working families while furthering its transformational efforts. Capital investments made to enhance both the digital and brick and mortar customer experiences, and the ever-changing, value-minded merchandise offering, resulted in an increase in customer frequency by 500 basis points over last year despite the ongoing economic challenges facing the JCPenney customer. The two most significant categories, Men’s and Women’s apparel, continued to outpace last year’s results, demonstrating the customer’s recognition of the value and style being offered by JCPenney. Additionally, customers continued to shift more of their purchases to private-label brands like Liz Claiborne and Stafford, further emphasizing the quality at a great value option that these brands provide. National brands continue to be an important part of the business and performed well in the period with several planned new brands being added later this year. Although total sales were down in comparison to last year, digital sales further increased as a percent of sales and penetration rates were up over 200 basis points when compared to last year. Credit income declined, which reflects the health of the private-label card portfolio, as more and more consumers are choosing to pay off credit balances. JCPenney Beauty store rollouts concluded with the final grand opening occurring in early May and ending the year-long transition of the beauty business. Excluding the impact of the beauty transition, comparable store sales for the quarter were down only slightly to last year, despite weaker traffic that has impacted the entire retail industry. Merchandise gross profit rates improved 120 basis points for the period with margin expansion coming from both channels. Improving inventory efficiency remained a key area of focus and as a result, inventory was down 5% to last year. Selling, general, and administrative costs declined year-over-year as the entire organization continues to drive greater efficiencies and reduce discretionary spend. SG&A increase as a percent of sales reflect the pressure created by top-line sales declines. Restructuring charges recorded in the period were one- time, non-cash charges specifically related to the transition of JCP Beauty and the final exit of the Sephora relationship. During the quarter, the Company generated operating cash flow as measured by Adjusted EBITDA of $56M, allowing for continued self-funding of capital investments aimed at driving long-term growth of the business. The Company recorded a net loss of $17M during the period reflecting the impact of the $17M in one-time, non-recurring, non-cash charges that were expensed during the period. The Company continues to prioritize maintaining a very healthy balance sheet with significant liquidity of over $1.6B available for use by the Company as of the end of the period and one of the lowest debt leverage ratios in the industry at less than 1.0x.

2 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Financial Statements (Unaudited) April 29, 2023 and April 30, 2022 Table of Contents Page Consolidated Statements of Comprehensive Income 3 Consolidated Balance Sheets 4 Consolidated Statements of Member’s Equity 5 Consolidated Statements of Cash Flows 6 Notes to the Consolidated Financial Statements 7

3 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Comprehensive Income (Unaudited) (In millions) Three Months Ended April 29, 2023 Three Months Ended April 30, 2022 Total net sales $ 1,489 $ 1,654 Credit income 73 110 Total revenues 1,562 1,764 Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 909 1,012 Selling, general and administrative 597 593 Depreciation and amortization 38 55 Real estate and other, net — (2) Restructuring, impairment, store closing and other costs 17 2 Total costs and expenses 1,561 1,660 Operating income 1 104 Net interest expense 17 13 Income (loss) before income taxes (16) 91 Income tax expense 1 2 Net income (loss) $ (17) $ 89 Other comprehensive income (loss): Currency translation adjustment (1) (1) Comprehensive income (loss) $ (18) $ 88 See accompanying Notes to Consolidated Financial Statements (Unaudited).

4 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Balance Sheets (Unaudited) (In millions) April 29, 2023 April 30, 2022 Assets Current assets: Cash and cash equivalents $ 107 $ 147 Merchandise inventory 1,841 1,928 Prepaid expenses and other assets 251 318 Total current assets 2,199 2,393 Property and equipment, net 951 840 Operating lease assets 1,657 1,576 Financing lease assets 78 83 Other assets 287 305 Total assets $ 5,172 $ 5,197 Liabilities and member’s equity Current liabilities: Merchandise accounts payable $ 332 $ 413 Other accounts payable and accrued expenses 480 559 Revolving credit facility borrowings 16 — Current operating lease liabilities 67 46 Current financing lease liabilities 3 3 Current portion of long-term debt, net 11 4 Total current liabilities 909 1,025 Noncurrent operating lease liabilities 1,834 1,766 Noncurrent financing lease liabilities 84 86 Long-term debt 481 488 Other liabilities 146 157 Total liabilities 3,454 3,522 Member’s equity Member’s contributions 300 300 Profits interest plan 4 2 Accumulated other comprehensive loss (5) (3) Reinvested earnings 1,419 1,376 Total member’s equity 1,718 1,675 Total liabilities and member’s equity $ 5,172 $ 5,197 See accompanying Notes to Consolidated Financial Statements (Unaudited).

PENNEY INTERMEDIATE HOLDINGS LLC
Consolidated Statements of Member's Equity
(Unaudited)

(In millions)	Member's Contributions/ (Distributions)	Profits Interest Plan Grants/ (Distributions)	Accumulated Other Comprehensive Income/ (Loss)	Reinvested Earnings	Total Member's Equity
January 29, 2022	**$ 300**	**$ 1**	**$ (2)**	**$ 1,317**	**$ 1,616**
Member tax distributions	—	—	—	(30)	(30)
Net income	—	—	—	89	89
Currency translation adjustment	—	—	(1)	—	(1)
Profits interest plan grants	—	1	—	—	1
April 30, 2022	**$ 300**	**$ 2**	**$ (3)**	**$ 1,376**	**$ 1,675**
January 28, 2023	**$ 300**	**$ 3**	**$ (4)**	**$ 1,440**	**$ 1,739**
Member tax distributions	—	—	—	(4)	(4)
Net income (loss)	—	—	—	(17)	(17)
Currency translation adjustment	—	—	(1)	—	(1)
Profits interest plan grants	—	1	—	—	1
April 29, 2023	**$ 300**	**$ 4**	**$ (5)**	**$ 1,419**	**$ 1,718**

See accompanying Notes to Consolidated Financial Statements (Unaudited).

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6 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Cash Flows (Unaudited) Year-to-Date Year-to-Date (In millions) April 29, 2023 April 30, 2022 Cash flows from operating activities: Net income (loss) $ (17) $ 89 Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities: Gain on asset disposition — (1) Restructuring, impairment, store closing and other costs, non-cash 4 2 Gain on insurance proceeds received for damage to property — (1) Depreciation and amortization 38 55 Change in cash from operating assets and liabilities: Merchandise inventory (1) (275) Prepaid expenses and other assets (42) (41) Merchandise accounts payable 68 100 Other accounts payable, accrued expenses and other liabilities (43) (131) Net cash provided (used) by operating activities 7 (203) Cash flows from investing activities: Capital expenditures (61) (25) Proceeds from sale of real estate assets 1 8 Insurance proceeds received for damage to property and equipment — 2 Net cash used by investing activities (60) (15) Cash flows from financing activities: Payments of long-term debt (2) — Proceeds from borrowings under the revolving credit facility 16 — Member tax distributions (4) (30) Repayments of principal portion of finance leases (1) (1) Net cash provided (used) by financing activities 9 (31) Net decrease in cash and cash equivalents (44) (249) Cash and cash equivalents at beginning of period 151 396 Cash and cash equivalents at end of period $ 107 $ 147 See accompanying Notes to Consolidated Financial Statements (Unaudited).

7 PENNEY INTERMEDIATE HOLDINGS LLC Notes to Consolidated Financial Statements (Unaudited) 1. Basis of Presentation and Consolidation These Consolidated Financial Statements (Unaudited) have been prepared in accordance with generally accepted accounting principles in the United States. The accompanying Consolidated Financial Statements (Unaudited), in the Company's opinion, include all material adjustments necessary for a fair presentation and should be read in conjunction with the Audited Consolidated Financial Statements and notes thereto for the fiscal year ended January 28, 2023. The same accounting policies are followed to prepare quarterly financial statements as are followed in preparing annual financial statements. A description of such significant accounting policies is included in the notes to the Audited Consolidated Financial Statements. The Consolidated Financial Statements (Unaudited) present the results of the Company and its subsidiaries. All significant inter-company transactions and balances have been eliminated in consolidation. Certain amounts may have been reclassified to conform with current year presentation. The company is currently impacted by uncertain economic conditions including inflation and labor shortages. Because of these uncertain economic conditions and the seasonal nature of the retail business, operating results for interim periods are not necessarily indicative of the results that may be expected for the full year. Fiscal Year The Company’s fiscal year consists of the 52-week period ending on the Saturday closest to January 31. Every sixth year, the Company's fiscal year consists of 53 weeks ending on the Saturday closest to January 31. As used herein, “three months ended April 29, 2023” refers to the 13- week period ended April 29, 2023 and “three months ended April 30, 2022” refers to the 13- week period ended April 30, 2022. Fiscal 2023 and 2022 consist of the 53- week period ending February 3, 2024 and the 52- week period ending January 28, 2023, respectively. 2. Long-Term Debt (In millions) April 29, 2023 April 30, 2022 Issue: ABL Term Loan 338 340 ABL FILO Loan 160 160 Total debt 498 500 Unamortized debt issuance costs (6) (8) Less: current maturities (11) (4) Total long-term debt $ 481 $ 488 3. Revolving Credit Facility The Company is subject to a borrowing base under the $1,750 million senior secured asset-based revolving credit facility (“Revolving Credit Facility”). As of April 29, 2023, the Company had $1,650 million available for borrowing with $16 million borrowed and $200 million reserved for outstanding standby letters of credit. After taking into account minimum availability requirements, the Company had $1,270 million available for future borrowings. Subsequent to April 29, 2023, the $16 million borrowed under the revolving credit facility was repaid in full and there were no borrowings outstanding when the financial statements were issued.

8 4. Litigation and Other Contingencies The Company is subject to various legal and governmental proceedings involving routine litigation incidental to its business. While no assurance can be given as to the ultimate outcome of these matters, the Company currently believes that the final resolution of these actions, individually or in the aggregate, will not have a material adverse effect on results of operations, financial position, liquidity or capital resources. 5. Subsequent Events The Company has evaluated subsequent events from the balance sheet date through June 13, 2023, the date at which the financial statements were available to be issued.

STATEMENT OF CONSOLIDATED ADJUSTED EBITDA (follows this page)

PENNEY INTERMEDIATE HOLDINGS LLC Statement of Consolidated Adjusted EBITDA For the Three Months Ended April 29, 2023 (In millions) Net income (loss) $ (17) Plus: Net interest expense 17 Income tax expense 1 Depreciation and amortization 38 Restructuring, impairment, store closing and other costs 17 Minus: Real estate and other, net — Consolidated adjusted EBITDA $ 56 Prepared in accordance with the definition of Consolidated Adjusted EBITDA per Section 1.1 of the Credit and Guaranty Agreement dated December 7, 2020.

STORE REPORTING PACKAGE (follows this page)

Quarterly Reporting Package 6/6/2023 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 111 14,501,036 $16 $37,828,555 $26,892,680 $10,935,874 1.4 Ground Lease 21 2,964,686 $21 $10,887,684 $7,000,254 $3,887,430 1.6 Total 132 17,465,722 $17 $48,716,239 $33,892,934 $14,823,304 1.4 Rent Tier (B) # of Properties Square Feet 1 > $ 2.3 33 4,172,279 2 > $ 1.9 33 4,533,093 3 > $ 1.7 33 4,233,192 4 < $ 1.7 33 4,527,158 Total 132 17,465,722 (A) Reflects financial activity from February 29, 2023 through April 29, 2023 (Fiscal Q1 2023) (B) Rent tier determined based on book Occupancy Expense per square foot Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Fiscal Quarter Ended April 29, 2023(A) Fiscal Quarter Ended April 29, 2023(A) Page 1

Quarterly Reporting Package 6/6/2023 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $20.4 33 3,917,770 $27 19.9% 2.0 > $16.3 33 4,237,124 $18 17.3% 1.5 > $12.9 33 4,490,559 $14 14.1% 1.1 < $12.9 33 4,820,269 $10 10.4% 0.8 Total 132 17,465,722 $17 $48,716,239 16.4% 14,823,304 1.4 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > ={2.0}x 28 3,297,176 $24 21.8% 2.6 > {1.0}x 67 8,344,178 $18 16.8% 1.5 < ={1.0}x 37 5,824,368 $12 9.8% 0.7 Total 132 17,465,722 $17 $48,716,239 16.4% 14,823,304 1.4 (A) Reflects financial activity from January 29, 2023 through April 29, 2023 (Fiscal Q1 2023) (B) Stratifications consolidated due to insufficient store count Fiscal Quarter Ended April 29, 2023(A) Fiscal Quarter Ended April 29, 2023(A) Page 2

Quarterly Reporting Package 6/6/2023 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 111 14,501,036 $81 $177,496,676 $107,053,938 $70,442,737 1.7 Ground Lease 21 2,964,686 $102 $52,828,427 $28,382,595 $24,445,832 1.9 Total 132 17,465,722 $84 $230,325,102 $135,436,533 $94,888,569 1.7 Rent Tier (A) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent 1 > $ 9.2 33 4,172,279 $120 $90,009,542 $47,219,086 1.9 2 > $ 7.4 33 4,333,021 $85 $62,595,117 $35,757,173 1.8 3 > $ 6.5 33 4,560,954 $78 $49,429,739 $31,935,220 1.5 4 < $ 6.5 33 4,399,468 $55 $28,290,705 $20,525,054 1.4 Total 132 17,465,722 $84 $230,325,102 $135,436,533 $94,888,569 1.7 (A) Rent tier determined based on book Occupancy Expense per square foot (B) Reflects financial activity from May 1, 2022 through April 29, 2023 (TTM April 2023) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Trailing 12 Months(B) Trailing 12 Months(B) Page 3

Quarterly Reporting Package 6/6/2023 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $101.3 33 3,848,061 $132 18.8% 2.2 > $80.6 33 4,361,314 $90 15.6% 1.7 > $63.7 33 4,406,389 $72 14.5% 1.4 < $63.7 33 4,849,958 $52 10.8% 1.1 Total 132 17,465,722 $84 $230,325,102 15.7% $94,888,569 1.7 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {2.0}x 42 4,806,584 $106 19.3% 2.6 <= {2.0}x 90 12,659,138 $76 13.7% 1.4 Total 132 17,465,722 $84 $230,325,102 15.7% $94,888,569 1.7 (B) Reflects financial activity from May 1, 2022 through April 29, 2023 (TTM April 2023) (B) Stratifications consolidated due to insufficient store count Trailing 12 Months(A) Trailing 12 Months(A) Page 4

Quarterly Reporting Package Master Lease Guarantor Operating Performance Fiscal Quarter Ended April 29, 2023(A) Trailing 12 Months as of April 29, 2023(C) -9.4% -6.2% Yes N/A $1,605 N/A Fiscal Quarter Ended April 29, 2023(A) Trailing 12 Months as of April 29, 2023(C) 205 205 462 462 81.3 81.3 (A) Reflects financial activity from January 29, 2023 through April 29, 2023 (Fiscal Q1 2023) ( B) Per Consolidated Financial Statements of Penney Intermediate Holdings LLC as of April 29, 2023 ( C) Reflects financial activity from May 1, 2022 through April 29, 2023 (TTM April 2023) End of period number of stores - space leased Gross square footage of stores (in millions) Key Financial and Performance Metrics Comparable store sales percent increase/(decrease) for Master Lease Properties(B) Liquid assets covenant compliance (as defined in the Master Leases) Tangible net worth (as defined in the Master Leases - in millions)( B) Key Portfolio Metrics End of period number of stores - fee owned and ground leased Page 5